UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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The Prudential Variable Contract Account-10
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

655 Broad Street
Newark, New Jersey 07102

April [18], 2022

Dear Contractholders/Participants:

Enclosed is a notice and proxy statement relating to a special meeting (the “Meeting”) of contractholders and participants having voting rights (collectively, “Participants”) in The Prudential Variable Contract Account-10 (“VCA 10”). The Meeting is scheduled to be held on July 8, 2022, at 1:30 p.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns Participants may have, and recommendations that public health officials may issue, relating to the evolving coronavirus (“COVID-19”) situation. As a result, the Meeting will be conducted solely by means of remote communication. Participants will not be able to attend the Meeting in person. Any Participants wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/Prudential/broadridgevsm/

At the Meeting, Participants will be asked to:

1. Approve a restructuring of VCA 10 to change VCA 10 from a management investment company overseen by the Committee of VCA 10 (the “Committee”) to a unit investment trust invested solely in shares of an underlying fund; and

2. Transact such other business as may properly come before the Meeting and any adjournments thereof.

We believe that the proposal is in the best interest of the Participants for several reasons:

• Potential for Improved Performance: The proposed restructuring will permit VCA 10 to directly invest in an underlying fund with strong historical performance and a larger asset base.

• Reduced Expenses: The proposed restructuring is expected to decrease total expenses for VCA 10. While the proposal will result in the Participants indirectly bearing the underlying fund’s management fees and expenses, those fees and expenses will be offset by the elimination of the VCA 10 management fee.

• Potential for Investment and Operational Efficiencies: The proposed restructuring will provide an organizational structure for VCA 10 that is much more common in the variable annuity industry than the current organizational structure. Virtually all of Prudential’s other variable annuity contracts, as well as most across the industry, are structured with two tiers or levels, namely, an insurance company separate account that purchases shares of a mutual fund and a mutual fund that holds a diverse portfolio of investments. Currently, VCA 10 is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments. The proposed restructuring will move VCA 10 from a one-tier structure to the more common two-tier structure. The two-tier structure provides more flexibility, such as the ability to gain benefits of larger scale by pooling the account value of VCA 10 investors with investments under other variable annuity contracts in the underlying fund.

The Committee has approved the proposal and recommends that you vote “FOR” the proposal. Although the Committee has determined that the proposals are in your best interest, the final decision is yours.

You are cordially invited to participate in the Meeting. Since it is important that your vote be represented whether or not you are able to participate, you are urged to consider these matters and to exercise your vote by completing, dating, signing, and returning the enclosed proxy card in the accompanying return envelope at your earliest convenience, or by providing your vote by telephone or over the Internet by following the enclosed instructions. Proxy cards must be received by the day before the Meeting. Votes submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Stuart S. Parker,
President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to vote on the proposal because you own a contract or certificate issued by The Prudential Insurance Company of America (“Prudential”) and that contract or certificate includes The Prudential Variable Contract Account-10 (“VCA 10”), a separate account of Prudential, as an investment option. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). VCA 10 is seeking contractholder and participant consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask contractholders and participants having voting rights in VCA 10 (collectively, “Participants”) to vote to approve a restructuring of VCA 10 to change VCA 10 from a management investment company overseen by the Committee of VCA 10 (the “Committee”) to a unit investment trust invested solely in shares of an underlying fund—the Fidelity VIP Index 500 Portfolio (the “Fidelity Fund”, and such restructuring, the “Restructuring”).

Q3. WHAT IS THE PROPOSED RESTRUCTURING?

A. Currently, VCA 10 operates as an actively managed portfolio managed by PGIM Investments LLC (“PGIM Investments”)—as the investment manager for VCA 10—and Jennison Associates LLC (“Jennison”)—as the subadviser for VCA 10. As part of the proposal, VCA 10 will become a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”) and invest solely in Initial Class shares of the Fidelity Fund.

Q4. WHY IS THE PROPOSAL IN THE BEST INTEREST OF PARTICIPANTS?

A. We believe that the proposal is in the best interest of the Participants for several reasons:

• Potential for Improved Performance: The proposed restructuring will permit VCA 10 to directly invest in an underlying fund—the Fidelity Fund—with strong historical performance and a larger asset base.

• Reduced Expenses: The proposed restructuring is expected to decrease total expenses for VCA 10. While the proposal will result in the Participants indirectly bearing the Fidelity Fund’s management fees and expenses, those fees and expenses will be offset by the elimination of the VCA 10 management fee.

• Potential for Investment and Operational Efficiencies: The proposed restructuring will provide an organizational structure for VCA 10 that is much more common in the variable annuity industry than the current organizational structure. Virtually all of Prudential’s other variable annuity contracts, as well as most across the industry, are structured with two tiers or levels, namely, an insurance company separate account that purchases shares of a mutual fund and a mutual fund that holds a diverse portfolio of investments. Currently, VCA 10 is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments. The proposed restructuring will move VCA 10 from a one-tier structure to the more common two-tier structure. The two-tier structure provides more flexibility, such as the ability to gain benefits of larger scale by pooling the account value of VCA 10 investors with investments under other variable annuity contracts in the Fidelity Fund.

Q5. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. The Restructuring is expected to reduce your fees and expenses. VCA 10 Participants currently pay an administrative fee and an investment management fee. The administrative fee that Participants currently pay will remain unchanged after the Restructuring, but the investment management fee charged (0.25%) will no longer be charged following the Restructuring, and the VCA 10 Participants will instead bear the fees and expenses of the Fidelity Fund (currently 0.10%). As such, after the Restructuring, Participants will pay lower total fees and expenses, as more fully explained in the proxy statement.

Q6. WHO WILL PAY FOR THE COSTS OF THIS PROXY STATEMENT?

A. Prudential and/or Empower Retirement will bear all expenses in connection with this proxy statement, including, without limitation: preparation and filing of the proxy statement, proxy mailing expenses and solicitation expenses, which are estimated to be $135,000. Separately, the transaction costs associated with the Restructuring, which are estimated to be $16,000, would be borne by VCA 10. PGIM Investments believes these costs to be reasonable in light of the long-term benefits to Participants from the Restructuring, including investment in a fund with strong historical performance and a reduced total expense ratio.

Q7. WHAT HAPPENS IF THE PARTICIPANTS DO NOT APPROVE THE RESTRUCTURING?

A. In the event that the Participants do not approve the Restructuring, the Committee will determine what further action, if any, to take. The Committee could, for example, decide to take no further action, which would mean that VCA 10 would continue to be managed and operated in its current structure, or the Committee could decide to conduct a new proxy solicitation for approval of the Restructuring.

Q8. HOW DO VCA 10 AND THE FIDELITY FUND COMPARE?

A. Both VCA 10 and the Fidelity Fund invest primarily in equity securities of large companies. VCA 10’s investment objective is long-term growth of capital. The Fidelity Fund’s investment objective is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. VCA 10 is actively managed, and the Fidelity Fund is passively managed seeking to track the performance on an index.

PGIM Investments serves as the investment manager for VCA 10, and Jennison serves as its subadviser. Fidelity Management & Research Company LLC serves as the investment manager for the Fidelity Fund, and Geode Capital Management, LLC serves as its subadviser.

The investment management fees for the Fidelity Fund are lower than those of VCA 10. After the restructuring, the investment management fee for VCA 10 (0.25%) will no longer be charged, and VCA 10 Participants will bear indirectly the expenses of the Fidelity Fund (currently 0.10%).

Q9. WHEN WILL THE PARTICIPANT MEETING TAKE PLACE?

A. The special meeting (the “Meeting”) of Participants is scheduled to take place on July 8, 2022, at 1:30 p.m. Eastern Time. Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns Participants may have, and recommendations that public health officials may issue, relating to the evolving coronavirus (“COVID-19”) situation. As a result, the Meeting will be conducted solely by means of remote communication. Participants will not be able to attend the Meeting in person. Any Participants wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/Prudential/broadridgevsm/.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•                                Registering to attend the Meeting via remote communication at https://viewproxy.com/Prudential/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on July 5th, 2022, to register. Participants will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

•                                Completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. Proxy cards must be received by the day before the Meeting;

•                                Calling toll-free 1-800-690-6903 and following the instructions. Votes submitted by telephone must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting; or

•                                Online at www.proxyvote.com and following the instructions. Votes submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q11. HOW CAN I CHANGE MY VOTE?

A. Previously submitted votes may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the proxy statement for additional information.

Q12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes, the proxy statement can be viewed at https://www.pgim.com/investments/fund-updates.

Q13. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. If you require assistance or have any questions regarding the proxy statement, please call (800) 821-2712 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time, Monday-Friday.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS

to be held on

July 8, 2022

April [18], 2022

To the contractholders and participants having voting rights (collectively, “Participants”) in The Prudential Variable Contract Account-10 (“VCA 10”):

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of Participants, will be held on July 8, 2022, at 1:30 p.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns Participants may have, and recommendations that public health officials may issue, relating to the evolving coronavirus (“COVID-19”) situation. As a result, the Meeting will be conducted solely by means of remote communication. Participants will not be able to attend the Meeting in person. Any Participants wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/Prudential/broadridgevsm/.

The purpose of the Meeting is to consider and act upon the following proposal:

Proposal:                                                                 To approve a restructuring of VCA 10 which would change VCA 10 from a management investment company overseen by the VCA 10 Committee to a unit investment trust invested solely in shares of an underlying fund, the Fidelity VIP Index 500 Portfolio.

We believe that the proposal is in the best interest of the Participants for several reasons:

• Potential for Improved Performance: The proposed restructuring will permit VCA 10 to directly invest in an underlying fund with strong historical performance and a larger asset base.

• Reduced Expenses: The proposed restructuring is expected to decrease total expenses for VCA 10. While the proposal will result in the Participants indirectly bearing the underlying fund’s management fees and expenses, those fees and expenses will be offset by the elimination of the VCA 10 management fee.

• Potential for Investment and Operational Efficiencies: The proposed restructuring will provide an organizational structure for VCA 10 that is much more common in the variable annuity industry than the current organizational structure. Virtually all of Prudential’s other variable annuity contracts, as well as most across the industry, are structured with two tiers or levels, namely, an insurance company separate account that purchases shares of a mutual fund and a mutual fund that holds a diverse portfolio of investments. Currently, VCA 10 is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments. The proposed restructuring will move VCA 10 from a one-tier structure to the more common two-tier structure. The two-tier structure provides more flexibility, such as the ability to gain benefits of larger scale by pooling the account value of VCA 10 investors with investments under other variable annuity contracts in the underlying fund.

The Committee unanimously recommends that you vote in favor of the proposal.

You should read the proxy statement attached to this notice prior to completing your proxy card. The Committee has fixed the close of business on April 11, 2022, as the record date for determining Participants entitled to notice of and to vote at the Meeting, and any adjournment or postponement thereof. This proxy statement is first being sent to Participants on or about April [29], 2022.

YOUR VOTE IS IMPORTANT PLEASE RETURN YOUR PROXY CARD PROMPTLY

Regardless of whether you plan to participate in the Meeting, you are requested to promptly complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid envelope. Alternatively, you may vote by telephone or over the Internet as described in the enclosed proxy statement. Proxy cards must be received by the day before the Meeting. Votes submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

By Order of the VCA 10 Committee,

Andrew French,
Secretary

PROXY STATEMENT

For

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

Dated April [18], 2022

655 Broad Street
Newark, New Jersey 07102

Restructuring of The Prudential Variable Contract Account-10

This Proxy Statement relates to the solicitation by the Committee (the “Committee”) of The Prudential Variable Contract Account-10 (“VCA 10”) of proxies for the special meeting (the “Meeting”) of contractholders and participants having voting rights in VCA 10 (collectively, “Participants”) in VCA 10. The Meeting is scheduled to be held on July 8, 2022, at 1:30 p.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns Participants may have, and recommendations that public health officials may issue, relating to the evolving coronavirus (“COVID-19”) situation. As a result, the Meeting will be conducted solely by means of remote communication. Participants will not be able to attend the Meeting in person. Any Participants wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/Prudential/broadridgevsm/.

This Proxy Statement is being furnished to Participants who, as of the close of business on April 11, 2022 (the “Record Date”), had voting rights in VCA 10. Participants are being provided the opportunity to vote to approve the proposal contained in this Proxy Statement in connection with the solicitation by the Committee of VCA 10 of proxies for the Meeting.

VCA 10 is organized under New Jersey law as a separate account of The Prudential Insurance Company of America (“Prudential”). VCA 10 is also registered under the Investment Company Act of 1940, as amended (the “1940 Act”) with the SEC as an open-end management investment company. Prudential issued variable annuity contracts offering VCA 10 as an investment option.

Ownership interests in VCA 10 are referred to as “Units,” and the contractholders and participants having voting rights with respect to VCA 10 are referred to as “Participants.” The Committee of VCA 10, which serves the same function as a mutual fund’s board of directors, is referred to as the “Committee,” and the individuals serving on the Committee are “Committee Members.” After the Restructuring VCA 10 will continue to exist as a separate account of Prudential, but will change its form of registration under the 1940 Act from an open-end management investment company to a unit investment trust. The Committee will not exist after the Restructuring, consistent with the Restructuring as a unit investment trust.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on July 8, 2022.

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposal that you should know before voting. Additional information about VCA 10 has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available at https://www.pgim.com/investments/fund-updates on or about April [29], 2022. Distribution of this Proxy Statement to Participants is scheduled to begin on or about April [29], 2022.

PGIM Investments LLC (“PGIM Investments”) serves as the investment manager for VCA 10. Jennison Associates LLC (“Jennison”) serves as the investment subadviser for VCA 10. Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), is the principal underwriter of VCA 10. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. The mailing address for PGIM Investments, PIMS, and VCA 10’s principal office is 655 Broad Street, Newark, New Jersey 07102. The mailing address for Jennison’s principal office is 466 Lexington Avenue, New York, New York 10017.

Participants having voting rights with respect to VCA 10 as of the close of business on the Record Date are entitled to vote at the Meeting. Additional information regarding voting rights, required Participant vote and voting procedures is included at the end of this Proxy Statement in the section entitled “Voting Information.”

PROPOSAL

To Approve the Restructuring of VCA 10

Under the proposal, contractholders and participants having voting rights (collectively, “Participants”) in The Prudential Variable Contract Account-10 (“VCA 10”) are being asked to approve a restructuring of VCA 10 which would change VCA 10 from a management investment company overseen by the Committee of VCA 10 (the “Committee”) to a unit investment trust invested solely in shares of an underlying fund. The Committee, including all of the independent Committee members, unanimously approved the restructuring and recommends that you vote in favor of the proposal.

Committee Approval and Recommendation

At a meeting of the Committee held on March 2, 2022, the Committee, including all of the members of the Committee who are not “interested persons” (as such term is defined in the 1940 Act) (the “Independent Committee Members”), unanimously approved the proposed restructuring of VCA 10 and recommended that the Participants also approve the proposed restructuring.

Background: Existing Structure and Proposed Restructuring

The contracts offering VCA 10 as an investment option are no longer actively sold. Because the contracts are no longer actively sold, the asset base of VCA 10 has been declining, and The Prudential Insurance Company of America (“Prudential”) does not expect that the asset base will increase substantially in the foreseeable future.

To address the anticipated decline in the asset base of VCA 10, Prudential proposed, and the Committee approved, a restructuring of VCA 10 to change VCA 10 from a management investment company overseen by the Committee to a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”), invested solely in shares of an underlying fund, the Fidelity VIP Index 500 Portfolio (the “Fidelity Fund”, and such restructuring, the “Restructuring”). VCA 10 would invest solely in Initial Class shares of the Fidelity Fund. The Committee recommends that you also approve the Restructuring.

The Restructuring will also provide an organizational structure for VCA 10 that is more common in the variable annuity industry than the current organization structure. Virtually all of Prudential’s other variable annuity products as well as industry are structured with two tiers or levels, namely, an insurance company separate account that purchases shares of a mutual fund and a mutual fund that holds a diverse portfolio of investments. Currently, VCA 10 is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments. The Restructuring will move VCA 10 from a one-tier structure to the more common two-tier structure.

If the Restructuring is approved, VCA 10 will continue as a separate account, but instead of holding an actively managed portfolio of equity securities, it will become a unit investment trust, which holds shares of the Fidelity Fund. After the Restructuring, each Participant will have an interest in the unit investment trust equal in value to that Participant’s interest in VCA 10 immediately prior to the Restructuring.

VCA 10 will receive shares of the Fidelity Fund. Each such share will be fully paid and non-assessable when issued, which means that the consideration for the shares has been paid in full and the Fidelity Fund may not impose levies on shareholders for more money, respectively. The Fidelity Fund will not issue share certificates; rather, the ownership of the shares will be recorded on the books of the Fidelity Fund, consistent with common industry practice. The shares of the Fidelity Fund issued to VCA 10 will have no pre-emptive or conversion rights, consistent with common industry practice.

The Restructuring will be completed by the sale of all of the securities of VCA 10 for cash and the purchase of shares of the Fidelity Fund. The Restructuring is not expected to result in tax consequences to Participants.

The Restructuring is expected to reduce the Participants’ fees and expenses. VCA 10 currently pays an administrative fee and an investment management fee. The administrative fee will remain unchanged after the Restructuring, but the investment management fee charged (0.25%) will no longer be charged following the Restructuring, and the VCA 10 Participants will instead bear the fees and expenses of the Fidelity Fund (currently 0.10%). As such, after the Restructuring, Participants will pay lower total fees and expenses.

The Restructuring will not result in any changes to your contract or certificate, including your benefits.

The Restructuring will also benefit the Participants by allowing Participants to participate in the larger asset base of the Fidelity Fund. Due to the Fidelity Fund’s current expense ratio, the Restructuring will result in decreased fees and expenses for Participants. The Fidelity Fund has outperformed VCA 10 over the previous 1-year, 5-year and 10-year time periods as of December 31, 2021. PGIM Investments LLC (“PGIM Investments”) serves as the investment manager for VCA 10. Jennison Associates LLC (“Jennison”) serves as the investment subadviser for VCA 10. Fidelity Management & Research Company LLC (“Fidelity”) serves as the investment manager for the Fidelity Fund. Geode Capital Management, LLC (“Geode”) serves as the investment subadviser for the Fidelity Fund.

The implementation of the Restructuring is subject to various conditions, including approval by Participants. The Restructuring may be abandoned at any time prior to the effective time, notwithstanding approval by Participants, at the discretion of the Committee and PGIM Investments. If approved by Participants, the Restructuring will become effective on such date as may be mutually agreed upon by Fidelity and PGIM Investments. It is expected that the Restructuring will be completed in or about September 2022.

Committee Considerations

At a meeting of the Committee held on March 2, 2022, the Committee considered a presentation made by PGIM Investments concerning the proposed Restructuring. At such meeting, the Committee, including all of the Independent Committee Members, unanimously approved the proposed Restructuring and recommended that the Participants also approve the proposed Restructuring. The material factors that formed the basis for the Committee Members’ determination to approve the proposed Restructuring are discussed below.

Potential for Improved Performance.

The Committee received and considered information regarding the investment performance of VCA 10 and the Fidelity Fund. The Committee noted that the proposed Restructuring would permit VCA 10 to directly invest in the Fidelity Fund and it also noted the Fidelity Fund’s strong historical performance and larger asset base.

Reduced Expenses

The Committee considered the Fidelity Fund’s management fees and expenses, noting that the proposed Restructuring would result in the Participants indirectly bearing the Fidelity Fund’s management fees and expenses. The Committee noted that, while the Participants would indirectly bear the Fidelity Fund’s management fees and expenses, those additional management fees and expenses would be offset by the elimination of the VCA 10 management fee. The Committee further noted that the proposed Restructuring was expected to decrease total expenses for VCA 10.

Potential for Investment and Operational Efficiencies

The Committee considered VCA 10’s organizational structure, noting that it is organized as a one-tier structure consisting of an insurance company separate account that invests directly in a portfolio of investments and that, if the proposed Restructuring is approved, VCA 10 would move from a one-tier structure to the more common two-tier structure. The Committee considered that the two-tier structure is much more common in the variable annuity industry than VCA 10’s current organizational structure. It also received and considered information about Prudential’s other variable annuity contracts, which are typically structured with two tiers or levels. The Committee considered that the two-tier structure provides more flexibility, such as the ability to gain benefits of larger scale by pooling the account value of VCA 10 investors with investments under other variable annuity contracts in the underlying fund.

* * *

After full consideration of these factors, the Committee approved the proposed Restructuring upon concluding that such proposal was in the best interests of VCA 10 and the Participants.

Fees and Expenses

The Restructuring is expected to reduce your fees and expenses. VCA 10 currently pays an administrative fee and an investment management fee. The administrative fee will remain unchanged after the Restructuring, but the investment management fee charged (0.25%) will no longer be charged following the Restructuring, and the VCA 10 Participants will instead bear the fees and expenses of the Fidelity Fund (currently 0.10%). As such, after the Restructuring, Participants will pay lower total fees and expenses.

The tables below sets out the current expense structures of VCA 10 and the pro forma expense structures assuming that the Participants approve the Restructuring:(1)

Standard Contract	Current Expense Structure	Pro Forma Expense Structure
Management Fee	0.25%	n/a
Maximum Administrative Fee	0.75%	0.75%
Fidelity Fund Total Expense Ratio	n/a	0.10%
Total Expenses	1.00%	0.85%

0.50% Contract	Current Expense Structure	Pro Forma Expense Structure
Management Fee	0.25%	n/a
Maximum Administrative Fee	0.25%	0.25%
Fidelity Fund Total Expense Ratio	n/a	0.10%
Total Expenses	0.50%	0.35%

0.45% Contract	Current Expense Structure	Pro Forma Expense Structure
Management Fee	0.25%	n/a
Maximum Administrative Fee	0.20%	0.20%
Fidelity Fund Total Expense Ratio	n/a	0.10%
Total Expenses	0.45%	0.30%

Expense Example

The example is intended to help you compare the cost of investing in VCA 10 under the current structure for the twelve-month period ended December 31, 2021, with the cost of investing in VCA 10 after the Restructuring assuming that VCA 10 directly invested in the Fidelity Fund for the twelve-month period ended December 31, 2021. These Expense Examples assume that you invest $100,000 in VCA 10 for the time periods indicated. The Expense Examples also assume that your investment has a 5%

(1) Prudential has issued Contracts offering VCA 10 with differing fees based on differing retirement plan economies of scale and expense characteristics. The Standard Contracts have total annual expenses of 1.00% (as a percentage of average daily net assets) and use Class I Units. The 0.50% Contracts have total annual expenses of 0.50% (as a percentage of average daily net assets) and use Class II Units. The 0.45% Contracts have total annual expenses of 0.45% (as a percentage of average daily net assets) and use Class III Units.

return each year, that the maximum administrative fee applies, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Based on Current VCA 10 Structure

1 Year	3 Years	5 Years	10 Years
$1,050	$3,273	$5,671	$12,529

Expense Example Based on VCA 10 Structure if the Restructuring is Approved

1 Year	3 Years	5 Years	10 Years
$898	$2,801	$4,860	$10,775

Comparison of VCA 10 and the Fidelity Fund

Investment Objectives and Principal Investment Strategies

Both VCA 10 and the Fidelity Fund invest primarily in equity securities of large companies. VCA 10’s investment objective is long-term growth of capital. The Fidelity Fund’s investment objective is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. VCA 10 is actively managed, and the Fidelity Fund is passively managed seeking to track the performance on an index.

PGIM Investments serves as the investment manager for VCA 10, and Jennison serves as its subadviser. Fidelity serves as the investment manager for the Fidelity Fund, and Geode serves as its subadviser.

VCA 10 seeks to achieve its investment objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 10 may also invest in preferred stocks, warrants, convertible bonds, or other equity-related securities. Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short-, intermediate- or long-term debt instruments that have been rated “investment grade.” VCA 10 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, VCA 10 may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. VCA 10 will use futures contracts only to hedge its positions with respect to securities, interest rates and foreign securities. In addition to futures contracts, VCA 10 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts.

As part of its principal investment strategies, the Fidelity Fund normally invests at least 80% of its assets in common stocks included in the S&P 500 Index, and lends securities to earn income for the fund. In addition to its principal investment strategies, the Fidelity Fund may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund’s exposure to changing security prices or other factors that affect security values.

Performance

The charts below show the performance histories of each of VCA 10 and the Fidelity Fund as of December 31, 2021.

	1 Year (%)	5 Years (%)	10 Years (%)
VCA 10
Average Annual Total Returns Standard Contract	20.78	15.26	13.22
0.50% Contract	21.38	15.83	13.78
0.45% Contract	21.44	15.89	13.84

Fidelity Fund*
Average Annual Total Returns Initial Class	28.58	18.34	16.44

*The performance history of the Fidelity Fund reflected above does not reflect the administrative fee that is paid by VCA 10.

Principal Risks of VCA 10 and the Fidelity Fund

The principal investment risks of the VCA 10 and the Fidelity Fund are substantially similar because they both invest primarily in equity securities of large companies.

VCA 10 is subject to risks related to active management, including the risk that VCA 10 underperforms its benchmark, while the Fidelity Fund is subject to risk related to passive management, including the risk that the Fidelity Fund may not track the index and the risk the Fidelity Fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

VCA 10 is subject to the risks associated with foreign investments since it may invest in foreign securities. VCA 10 is also subject to risks associated with fixed income investments since it may invest up to 20% of its total assets in short-, intermediate- or long-term debt instruments that have been rated “investment grade.”

Information about Fidelity Fund

The Fidelity Fund is a separate diversified series of Variable Insurance Products Fund II, which is organized as a Massachusetts business trust. Variable Insurance Products Fund II is registered under the 1940 Act with the SEC as an open-end management investment company. Variable Insurance Products Fund II, including the Fidelity Fund, is overseen by a Board of Trustees.

Fidelity Management & Research Company LLC (“Fidelity”), with an address at 245 Summer Street, Boston, Massachusetts 02210, is the investment manager for the Fidelity Fund. Fidelity is responsible for handling the Fidelity Fund’s business affairs.

Fidelity has engaged Geode Capital Management, LLC (“Geode”), with an address at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, to serve as subadviser for the Fidelity Fund. Geode chooses the Fidelity Fund’s investments and places orders to buy and sell the Fidelity Fund’s investments.

The Fidelity Fund may rely on an exemptive order from the SEC that permits the Fidelity Fund to employ a “manager of managers” structure (“Multi-Manager Order”).

Pursuant to the Multi-Manager Order, Fidelity is permitted to enter into and materially amend subadvisory agreements with certain subadvisers with board approval and without shareholder approval.

Information about PGIM

PGIM Investments LLC (“PGIM Investments”) is the investment manager for VCA 10. PGIM Investments is registered with the SEC as an investment adviser, and is an indirect wholly-owned subsidiary of Prudential Financial. PGIM Investments is responsible for the overall management of the investment operations of VCA 10, including oversight of the subadvisers. PGIM Investments’ principal place of business is at 655 Broad Street, Newark, New Jersey 07102.

As of December 31, 2021, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $373.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. PGIM Investments has been in the business of providing advisory services since 1996.

Implementation

As explained in more detail above, PGIM Investments and the Committee are proposing Restructuring in order to restructure VCA 10 into the more common two-tier structure, which will result in lower total expenses for the Participants and access to an underlying fund with strong historical performance and a larger asset base.

If the Restructuring is approved by the Participants, the Restructuring will become effective on such date as may be mutually agreed upon by Fidelity and PGIM Investments. It is expected that the Restructuring will be completed in or about September 2022.

THE COMMITTEE OF VCA 10, INCLUDING ALL OF THE INDEPENDENT COMMITTEE MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION

Voting Rights

Under most Section 403(b) plans, participants have voting rights in VCA 10, and this proxy statement will be sent to them. Under some qualified plans, the contractholder will have the voting rights. In general, for qualified plans with a trustee, we will send the proxy statement to the contractholder so it can determine whether the plan provides for voting by the contractholder or the participants.

Contractholders and participants having voting rights in VCA 10 (collectively, “Participants”) as of the Record Date are entitled to vote. The Record Date is April 11, 2022.

You are receiving this proxy statement because you have voting rights in VCA 10 as of the Record Date. The person having voting rights is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof in the individual accumulation account(s) in VCA 10 as of close of business on the Record Date. Prudential is entitled to vote any Units representing its own funds invested in VCA 10 as of the Record Date. Prudential will cast any votes based on any of its own funds in the same proportions as all other persons having voting rights represented at the Meeting in person or by proxy. For example, if 90% of votes received from persons having voting rights in VCA 10 are in favor of the Restructuring, Prudential will cast 90% of its votes in VCA 10 in favor of the Restructuring.

The table in Exhibit B shows the number of Units of VCA 10 as of the Record Date that are entitled to vote at the Meeting.

To the knowledge of VCA 10, as of the Record Date, no person owned Units attributable to 5% or more of the assets of VCA 10.

Required Participant Vote

Approval of the Restructuring requires a vote in favor of the Restructuring by a majority of the votes cast at the Meeting.

The presence, in person or by proxy, of more than 35% of the votes which may be cast will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Restructuring are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those votes present and entitled to vote at the Meeting in person or by proxy.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power), the votes represented thereby will be considered present for purposes of determining a quorum but will have the effect of a vote against the Restructuring. Accordingly, abstentions and broker non-votes will effectively be a vote against adjournment and against the Restructuring.

In the event that sufficient votes to obtain a quorum have not been obtained, VCA 10 may request that one or more brokers submit a specific number of broker non-votes in order to obtain quorum. VCA 10 would only take such actions if it believed such actions would result in quorum and VCA 10 had already received or expected to receive sufficient votes to approve the Restructuring at the Meeting.

Solicitation of Proxies and Votes

Solicitation of votes is being made by VCA 10 primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxy votes by mail, officers and agents of VCA 10 and employees of PGIM Investments, and its affiliates, without additional compensation, may solicit proxies and votes in person or by telephone, fax, the Internet, personal interview or other permissible means. In lieu of executing a proxy card, you may attend the Meeting via remote communication.

AST Fund Solutions has been retained for the purpose of responding to questions and requests for assistance from Participants. AST Fund Solutions may also provide services for the solicitation of proxies and votes from Participants through any of the means described above. The solicitation services to be provided by AST Fund Solutions may include, but are not limited to mailing services, outbound calling, vote recording and vote tabulation. Estimated cost for AST Fund Solutions’ services are $61,000 which will be covered by Prudential and/or Empower Retirement or their affiliates.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your votes will be voted FOR the Restructuring. You may revoke any proxy by giving another proxy or by letter revoking the initial proxy. To be effective your revocation must be received by VCA 10 prior to the Meeting and must indicate your name and account number.

Participants may revoke their vote, but to be effective, Prudential must receive written notice of the revocation prior to 6:00 p.m. Eastern Time on the day before the Meeting. Alternatively, a Participant may revoke his or her vote by participating via remote communication at the Meeting

This solicitation is being made by mail, but it also may be made by telephone, electronic mail or facsimile.

Proxy Solicitation Costs

Participants will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of proxies, printing and mailing, and legal expenses, will be borne by Prudential and/or Empower Retirement or their affiliates and is estimated to be $135,000.

Transition Expenses

In order for PGIM Investments to implement the Restructuring, PGIM Investments currently expects that the Restructuring would be completed by the sale of all of the securities of VCA 10 for cash and the purchase of shares of the Fidelity Fund for cash. The transaction is planned to minimize the risk that Participants are out of the market for a significant period of time during the transition. Based on discussions with Jennison, PGIM Investments expects to utilize a transition manager to facilitate the Restructuring. Brokerage commissions and other transaction-related expenses will be directly incurred on behalf of VCA 10 in connection with the Restructuring. Such brokerage commissions and other transaction-related expenses are estimated to be $16,000 and will be borne by VCA 10 and the Participants.

Adjournment

If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the officers of VCA 10 may propose one or more adjournments or postponements of the Meeting to permit further solicitation. The costs of any additional solicitation and any adjourned session will be paid by Prudential and/or Empower Retirement or their affiliates.

OTHER INFORMATION

Other Business

The Committee knows of no other matters which are likely to be brought before the Meeting. In the event any other matters do properly come before the Meeting, however, the persons named in the enclosed proxy will vote the proxies in accordance with their best judgment.

Participant Proposals

VCA 10 does not hold regular contract owner meetings. Participants wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the principal executive offices of VCA 10 at the address set forth on the cover of this Proxy Statement.

Proposals must be received a reasonable time prior to the date of a meeting of Participants to be considered for inclusion in the proxy materials for a meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. If the Restructuring is approved, there will be no future meetings of VCA 10 Participants (but there may be shareholder meetings of the Fidelity Fund).

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, those proxies will be voted in favor of the proposal.

* * * * *

Copies of VCA 10’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Participants. Participants may request additional copies of VCA 10’s annual or semi-annual reports, free of charge, by calling 1-877-778-2100, or by writing to Prudential, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING CARDS PROMPTLY.

EXHIBITS TO PROXY STATEMENT

Exhibit A	Prospectus for Fidelity VIP Index 500 Portfolio

Exhibit B	Outstanding Units

EXHIBIT A

Prospectus for Fidelity VIP Index 500 Portfolio

EXHIBIT B

OUTSTANDING UNITS

The following table sets forth the outstanding Units of The Prudential Variable Contract Account-10 (“VCA 10”) as of April 11, 2022. The person having voting rights is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof in the individual accumulation account(s) in VCA 10 as of close of business on the Record Date.

Units Outstanding
The Prudential Variable Contract Account-10	[TO BE ADDED BY SUBSEQUENT FILING]

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

655 Broad Street
Newark, New Jersey 07102

SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS (MEETING)

July 8, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE MEMBERS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10 (“VCA 10”). The undersigned hereby appoints Patrick McGuinness, Diana Huffman and Andrew French as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the Units of VCA 10 held of record by the undersigned on April 11, 2022, at the Meeting to be held on July 8, 2022, or any adjournment or postponement thereof.

THE UNITS REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROSPECTUS/PROXY STATEMENT DATED APRIL [18], 2022 FOR DISCUSSION OF THE PROPOSAL. THE PROXY STATEMENT IS AVAILABLE AT: https://www.pgim.com/investments/fund-updates.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof. If you simply sign and date the proxy form but give no voting instructions, your Units will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment or postponement of the Meeting.

PGIM INVESTMENTS LLC

655 BROAD STREET

NEWARK, NJ 07102

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy form below at hand.

2) Call toll-free 1-800-690-6903 and follow the instructions

3) Enter the control number set forth on the proxy form and follow the simple instructions.

TO VOTE BY INTERNET

1)            Read the Proxy Statement and have the proxy form below at hand.

2)            Go to Website www.proxyvote.com and follow the instructions.

3)            Enter the control number set forth on the proxy form and follow the simple instructions.

TO VOTE BY MAIL

1)            Read the Proxy Statement.

2)            Check the appropriate box on the proxy form below.

3)            Sign and date the voting instruction form.

4)            Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY FORM IS VALID ONLY WHEN SIGNED AND DATED.

Proposal

To approve the restructuring of The Prudential Variable Contract Account-10 (“VCA 10”), which would change VCA 10 from a management investment company overseen by the Committee of VCA 10 to a unit investment trust invested solely in shares of an underlying fund, the Fidelity VIP Index 500 Portfolio.

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

SIGNATURE (PLEASE SIGN WITHIN BOX)	DATE

SIGNATURE (JOINT OWNERS)	DATE